UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
Live Nation, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32601 (Commission File Number)	20-3247759 (IRS Employer Identification No.)

9348 Civic Center Drive Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)
Registrant’s telephone number, including area code: (310) 867-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 1.01 with respect to the terms and conditions of the Membership Interest Purchase Agreement with Arn Tellem.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 26, 2006, SFX Sports Group, Inc. (the “Seller”), a wholly-owned subsidiary of Live Nation, Inc. (“Live Nation”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Arn Tellem (“Tellem”). Under the Purchase Agreement, the majority of the Seller’s assets in the Los Angeles sports talent representation business held by SFX Sports Group, LLC (the “Company”), a wholly-owned subsidiary of Live Nation, were sold to Tellem for $12 million in cash. The transaction was effective as of January 1, 2006.
     Tellem was employed as an officer of the Company and beginning January 1, 2005, had a participating profit interest in the Company. His employment and other interests with the Seller were terminated upon execution of the Purchase Agreement. Live Nation and its subsidiaries will not have any significant relationships with Tellem in the future.
     As part of this transaction, many of the sports agents that currently work for the Company in the Los Angeles office will be terminating their employment with the Seller. The following assets are included in the Purchase Agreement:
•	All of the client contracts and client relationships with clients of the Company that are principally served by any one or more of the Los Angeles sports agents leaving the Seller;

•	All furniture, fixtures, equipment and other tangible assets located in the Los Angeles sports talent representation office;

•	The notes and interest receivables owed by certain employees of the Company;

•	The Company’s leasehold estate in the Los Angeles sports talent representation office;

•	Any goodwill or other similar intangible assets to the extent relating to, or derived from, the Los Angeles sports talent representation business (but specifically excluding the Seller’s names, trade names, trademarks and the goodwill associated therewith);

•	All of the Company’s rights and interests under employment agreements with any of the Los Angeles sports agents;

•	Certain prepaid expenses of the Company related to the Los Angeles sports talent representation business;

•	All of the Company’s accounts receivable that are owed by clients of the Company that are principally served by any one or more of the Los Angeles sports agents leaving the Seller (but specifically excluding accounts receivable originally invoiced on or before December 31, 2005).

     The foregoing is a summary description of the terms of the Purchase Agreement and by its nature is incomplete. For further information regarding the terms and conditions of the transaction, reference is made to the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The following Unaudited Pro Forma Consolidated Financial Statements are included with this report:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005	4

Unaudited Pro Forma Consolidated Statements of Operations:
Year ended December 31, 2004	5
Nine months ended September 30, 2005	6

Notes to Unaudited Pro Forma Consolidated Financial Statements	7
     The Unaudited Pro Forma Consolidated Balance Sheet of Live Nation as of September 30, 2005, reflects the financial position of Live Nation after giving effect to the disposition of the Los Angeles sports talent representation business, as discussed in Item 2.01, as if such disposition took place on September 30, 2005. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 give effect to the disposition of the Los Angeles sports talent representation business as if such disposition occurred on January 1, 2004.
     The Unaudited Pro Forma Consolidated Financial Statements have been prepared by Live Nation based upon historical financial statements of Live Nation and assumptions deemed proper by management. The Unaudited Pro Forma Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Live Nation, or of the financial position or results of operations of Live Nation that would have actually occurred had the sale been consummated on the date indicated. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of Live Nation previously filed with the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2005

		Pro Forma
	Historical	Adjustments		Pro Forma
	(unaudited)	(unaudited)		(unaudited)
	(In thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$273,474	$12,000	(d)	$285,474
Accounts receivable, net	241,936	(2,544	) (a)	239,392
Prepaid expenses	218,293	(511	) (a)	217,782
Other current assets	48,617	—		48,617

Total Current Assets	782,320	8,945		791,265

PROPERTY, PLANT AND EQUIPMENT
Land, buildings and improvements	904,813	—		904,813
Furniture and other equipment	164,962	(26	) (a)	164,936
Construction in progress	40,479	—		40,479

	1,110,254	(26)		1,110,228
Less accumulated depreciation	294,984	(10	) (a)	294,974

	815,270	(16)		815,254
INTANGIBLE ASSETS
Definite-lived intangibles, net	12,787	—		12,787
Goodwill	143,170	—		143,170
OTHER ASSETS
Notes receivable	6,436	(863	) (a)	5,573
Investments in, and advances to, nonconsolidated affiliates	25,281	—		25,281
Deferred tax asset	87,069	—		87,069
Other assets	19,900	—		19,900

Total Assets	$1,892,233	$8,066		$1,900,299

LIABILITIES AND OWNER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$67,125	$—		$67,125
Deferred income	240,753	—		240,753
Accrued expenses	469,354	(25	) (a)	469,329
Current portion of long-term debt	22,546	—		22,546

Total Current Liabilities	799,778	(25)		799,753
Long-term debt	20,038	—		20,038
Debt with Clear Channel Communications	725,495	—		725,495
Other long-term liabilities	84,399	—		84,399
Minority interest	28,507	—		28,507
Commitment and contingent liabilities
OWNER’S EQUITY
Owner’s net investment	4,409,303	—		4,409,303
Retained deficit	(4,183,529)	8,091	(b)	(4,175,438)
Accumulated other comprehensive income (loss)	8,242	—		8,242

Total Owner’s Equity	234,016	8,091		242,107

Total Liabilities and Owner’s Equity	$1,892,233	$8,066		$1,900,299

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

		Pro Forma
	Historical	Adjustments		Pro Forma
		(unaudited)		(unaudited)
	(In thousands)
Revenue	$2,806,128	$(7,542	) (c)	$2,798,586
Operating expenses:
Divisional operating expenses	2,645,293	(4,891	) (c)	2,640,402
Depreciation and amortization	64,095	(17	) (c)	64,078
Loss (gain) on sale of operating assets	6,371	—		6,371
Corporate expenses	31,386	—		31,386

Operating income	58,983	(2,634)		56,349
Interest expense	3,119	—		3,119
Intercompany interest expense	42,355	—		42,355
Equity in earnings of nonconsolidated affiliates	2,906	—		2,906
Other income (expense) — net	(1,690)	—		(1,690)

Income before income taxes	14,725	(2,634)		12,091
Income tax (expense) benefit:
Current	55,946	1,073	(c)	57,019
Deferred	(54,411)	—		(54,411)

Net income	$16,260	$(1,561)		$14,699

Basic and diluted pro forma income per common share	$0.24			$0.22

Basic and diluted pro forma common shares outstanding	67,565			67,565

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005

		Pro Forma
	Historical	Adjustments		Pro Forma
	(unaudited)	(unaudited)		(unaudited)
	(In thousands)
Revenue	$2,184,588	$(6,277	) (c)	$2,178,311
Operating expenses:
Divisional operating expenses	2,050,631	(5,099	) (c)	2,045,532
Depreciation and amortization	46,392	(4	) (c)	46,388
Loss (gain) on sale of assets	(426)	—		(426)
Corporate expenses	38,391	—		38,391

Operating income	49,600	(1,174)		48,426
Interest expense	2,671	—		2,671
Intercompany interest expense	35,719	—		35,719
Equity in earnings of nonconsolidated affiliates	157	—		157
Other income (expense) — net	(4,157)	—		(4,157)

Income before income taxes	7,210	(1,174)		6,036
Income tax (expense) benefit:
Current	11,975	478	(c)	12,453
Deferred	(14,859)	—		(14,859)

Net income	$4,326	$(696)		$3,630

Basic and diluted pro forma income per common share	$0.06			$0.05

Basic and diluted pro forma common shares outstanding	67,565			67,565

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
The Unaudited Pro Forma Consolidated Financial Statements reflect the following pro forma adjustments:
(a)	To eliminate the assets and liabilities included in the balance sheet of the Los Angeles sports talent representation business as of September 30, 2005.

(b)	Represents the estimated gain on the disposition.

(c)	To eliminate the results of operations of the Los Angeles sports talent representation business for the year ended December 31, 2004 and the nine months ended September 30, 2005.

(d)	Represents the proceeds from the disposition that were retained to meet operating and investing cash requirements.

(c) Exhibits.
10.1	Membership Interest Purchase Agreement dated January 26, 2006 by and among SFX Sports Group, Inc. and Arn Tellem.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2006

LIVE NATION, INC.

	By:	/s/ Kathy Willard

Kathy Willard
Executive Vice President and
Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Membership Interest Purchase Agreement dated January 26, 2006 by and among SFX Sports Group, Inc. and Arn Tellem